                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 11, 2000





                           BIOTRANSPLANT INCORPORATED

             (Exact name of registrant as specified in its charter)



         DELAWARE                        000-28324               04-3119555
-------------------------------   -------------------------   ----------------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
         incorporation)                                      Identification No.)



     Building 75, Third Avenue
       Charlestown Navy Yard
          Charlestown, MA                                              02129
-------------------------------------                          -----------------
  (Address of principal executive                                    (Zip Code)
              offices)

       Registrant's telephone number, including area code: (617) 241-5200

                                       N/A
               --------------------------------------------- ----
          (Former name or former address, if changed since last report)

Item 5.      Other Events.

On December 11, 2000, BioTransplant Incorporated announced its plans to acquire Eligix, Inc. pursuant to an Agreement and Plan of Merger entered into on December 8, 2000. See the press release attached hereto as Exhibit 99.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

         See Exhibit Index attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 11, 2000                    BIOTRANSPLANT INCORPORATED

                                           By: /s/ Richard V. Capasso
                                              ----------------------------------
                                           Richard V. Capasso
                                           Vice President, Finance and Treasurer

                                  EXHIBIT INDEX


EXHIBIT NO.                         EXHIBIT

Exhibit 99                          Press Release dated December 11, 2000